Principal Life Insurance Company

Supplement dated August 17, 2026
to the Initial Summary Prospectus dated May 1, 2026 for
Principal® Strategic Outcomes

This supplement updates information contained in the Initial Summary Prospectus for the above-referenced registered index-linked annuity contract (the “Contract”) issued by Principal Life Insurance Company. Terms not otherwise defined in this supplement have the same meanings as in the Initial Summary Prospectus. Please retain this supplement for future reference.

The purpose of this supplement is to disclose changes in the availability of certain Index-Linked Segment Options.

Closing of Index-Linked Segment Option

The following Index-Linked Segment Option is no longer available for investment under new Contracts:
•Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 20% Peak Buffer (10% Peak Buffer Midpoint)
Appendix A – Investment Options Available under the Contract is hereby revised to reflect that this Segment Option has been closed to investment. The Company reserves the right to offer this Segment Option in the future.

Re-Opening of Index-Linked Segment Option

Effective September 15, 2026, the following Index-Linked Segment Option, which was previously closed to investment, is available for investment under new Contracts:

•Point-to-Point, MSCI EAFE Price Return Index, Participation Rate and Cap Rate, 6-year Segment Term, 10% Buffer
Appendix A – Investment Options Available under the Contract is revised, effective September 15, 2026, to include the following row for this Segment Option:

Index	Type of Index	Segment Term	Current Limit on Index Loss (if held until end of Segment Term)	Minimum Limit on Index Gain (for the life of the Segment Option)
MSCI EAFE Price Return Index[1]	International Equities	6 Year	10% Buffer	0.50% Cap Rate & 5.00% Participation Rate
1.This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
Please note that the availability of this Segment Option may vary by state. See the Prospectus for additional information on state variations.

There is no guarantee that this Segment Option will always be available. The Company may close this Segment Option in its sole discretion.

Please direct any questions regarding this supplement to our Home Office or your financial professional.

Classification: Internal Use

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Classification: Internal Use